Exhibit 99.2
1 Third Quarter 2023 Earnings Conference Call Third Quarter 2023 Earnings Conference Call October 30, 2023

2 Third Quarter 2023 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of October 30, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Third Quarter 2023 Earnings Conference Call Opening Remarks • Matson’s Ocean Transportation and Logistics business segments continued to perform well despite a challenging business environment and relatively difficult economic conditions impacting the U.S. consumer • Ocean Transportation 3Q23: – Our China service experienced solid freight demand despite the muted peak season in the Transpacific tradelane but generated lower YoY volume and freight rates, which were the primary contributors to the YoY decline in our consolidated operating income – Lower YoY volumes in Hawaii, Alaska and Guam compared to year ago period • Logistics 3Q23: – Lower YoY operating income primarily due to a lower contribution from transportation brokerage

4 Third Quarter 2023 Earnings Conference Call Hawaii Service Third Quarter 2023 Performance • Container volume decreased 1.9% YoY due to lower general demand – 3Q23 volume 0.8% higher than volume achieved in 3Q19 Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (1.9)%

5 Third Quarter 2023 Earnings Conference Call Hawaii Service – Current Business Trends UHERO Projections (3) (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2023-08-state.xls (2) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2023-08-maui.xls (3) Source: https://uhero.hawaii.edu/wp-content/uploads/2023/09/23Q3_Forecast.pdf 2021 2022 2023P 2024P Real GDP 6.3% 1.3% 3.4% 1.5% Construction Jobs Growth 0.9% 0.1% 2.2% 7.4% Population Growth (0.3)% (0.5)% (0.1)% (0.1)% Unemployment Rate 6.0% 3.5% 3.7% 3.9% Visitor Arrivals (‘000s) % change 6,777.8 150.3% 9,234.0 36.2% 9,407.0 1.9% 9,326.5 (0.9)% Select Hawaii Economic Indicators • In August, Maui experienced a significant economic disruption from wildfires – Tourism to the island may not fully recover in the next several years – Rebuilding of homes and businesses may take many years • In the near-term, expect economic growth in Hawaii to moderate as tourism and visitor arrivals slowly rebound from the effects of the Maui wildfires 0 Commentary 100 200 300 400 500 600 700 800 900 1,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Unemployment Rate Visitor Arrivals (‘000s) Unemployment Rate and Visitor Arrivals by Air Hawaii Unemployment Rate (not seasonally adjusted) (1) Hawaii Visitor Arrivals by Air (1) Maui Visitor Arrivals by Air (2)

6 Third Quarter 2023 Earnings Conference Call China Service Third Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume decreased 1.3% YoY – No CCX service in 3Q23; service was discontinued in year ago period – Higher CLX+ volume • Lower average freight rates YoY, but higher than in 3Q19 (1.3)%

7 Third Quarter 2023 Earnings Conference Call China Service – Current Business Trends • Currently in the Transpacific marketplace, we continue to see a reduction of deployed capacity in light of lower volumes as a result of lower consumer demand for retail goods • Absent an economic “hard landing” in the U.S., we expect trade dynamics in 2024 to be comparable to 2023 as consumer-related spending activity is expected to remain stable • Regardless of the economic backdrop, we expect to continue to earn a significant rate premium to the Shanghai Containerized Freight Index (SCFI) reflecting our fast and reliable ocean services and unmatched destination services

8 Third Quarter 2023 Earnings Conference Call Guam Service Third Quarter 2023 Performance Container Volume (FEU Basis) • Container volume decreased 1.9% YoY primarily due to lower general demand • 3Q23 volume 12.8% higher than volume achieved in 3Q19 Current Business Trends • In near-term, expect continued improvement in the Guam economy – Low unemployment rate – Modest increase in tourism from low levels 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 (1.9)%

9 Third Quarter 2023 Earnings Conference Call Alaska Service Third Quarter 2023 Performance • Container volume decreased 9.1% YoY – Lower export seafood volume from AAX – Lower northbound volume due to lower retail-related demand – Lower southbound volume due to lower domestic seafood volume • 3Q23 volume 12.9% higher than volume achieved in 3Q19 Container Volume (FEU Basis) Current Business Trends • In the near-term, expect Alaska economy to continue to benefit from: – Low unemployment – Increased energy-related exploration and production 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (9.1)%

10 Third Quarter 2023 Earnings Conference Call SSAT Joint Venture Third Quarter 2023 Performance Equity in Income of Joint Venture ($ 5.0) $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 $ 30.0 $ 35.0 $ 40.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Terminal joint venture contribution was $1.3 million; YoY decrease of $22.1 million – Primarily due to lower demurrage revenue and lower lift volume Current Business Trends • Expect 4Q23 lift volume to reflect a relatively challenging environment in Transpacific tradelane

11 Third Quarter 2023 Earnings Conference Call Matson Logistics Third Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Operating income of $13.9 million; YoY decrease of approximately $6.2 million – Lower contribution from transportation brokerage Current Business Trends • Expect continued growth in Alaska to be supportive of freight forwarding demand • Expect supply chain management to track the China service • Expect continued near-term challenges for transportation brokerage with lower freight demand and excess capacity

12 Third Quarter 2023 Earnings Conference Call Financial Results – Summary Income Statement See the Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics. Year-to-Date Third Quarter YTD Ended 9/30 D Quarters Ended 9/30 D ($ in millions, except per share data) 2023 2022 $ 2023 2022 $ Revenue Ocean Transportation $ 1,837.3 $ 2,911.6 ($ 1,074.3) $ 669.4 $ 918.5 ($ 249.1) Logistics 468.4 629.8 (161.4) 158.1 196.3 (38.2) Total Revenue $ 2,305.7 $ 3,541.4 ($ 1,235.7) $ 827.5 $ 1,114.8 ($ 287.3) Operating Income Ocean Transportation $ 228.4 $ 1,201.4 ($ 973.0) $ 118.2 $ 315.2 ($ 197.0) Logistics 39.1 59.6 (20.5) 13.9 20.1 (6.2) Total Operating Income $ 267.5 $ 1,261.0 ($ 993.5) $ 132.1 $ 335.3 ($ 203.2) Interest income 26.2 1.3 9.3 1.3 Interest expense (9.8) (14.3) (2.4) (5.0) Other income (expense), net 4.8 6.3 1.2 2.5 Income taxes (54.0) (268.4) (20.3) (68.1) Net Income $ 234.7 $ 985.9 ($ 751.2) $ 119.9 $ 266.0 ($ 146.1) GAAP EPS, diluted $ 6.56 $ 24.65 ($ 18.09) $ 3.40 $ 6.89 ($ 3.49) $ 125.0 $ 122.5 $ 2.5 $ 41.8 $ 39.6 $ 2.2 EBITDA $ 397.3 $ 1,389.8 ($ 992.5) $ 175.1 $ 377.4 ($ 202.3) Depreciation and Amortization (incl. dry-dock amortization)

13 Third Quarter 2023 Earnings Conference Call Cash Generation and Uses of Cash ($ 200.0) ($ 100.0) $ 0.0 $ 100.0 $ 200.0 $ 300.0 $ 400.0 $ 500.0 $ 600.0 $ 700.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex New Vessel Capex (1) Capital Construction Fund (2) Dividends Share Repurchase (3) Other Cash Flows Net Change in Cash $ in millions Last Twelve Months Ended September 30, 2023 $ 568.5 ($ 81.5) ($ 168.9) ($ 24.1) ($ 24.5) ($ 102.6) ($ 86.3) (1) Includes capitalized interest and owner’s items. (2) Includes cash deposits into Capital Construction Fund (CCF) and interest income on cash deposits in CCF, net of withdrawals for milestone payments. (3) Includes taxes. ($ 44.9) ($ 208.3)

14 Third Quarter 2023 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $450.3 million(1) – a reduction of $12.1 million from 2Q23 (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. Debt Levels Share Repurchase • 3Q23: ~0.3 million shares repurchased for total cost of $25.8 million • YTD: ~1.6 million shares repurchase for a total cost of $110.3 million ($ in millions) ASSETS Cash and cash equivalents $ 156.5 $ 249.8 Other current assets 479.3 509.8 Total current assets 635.8 759.6 Investment in SSAT 81.4 81.2 Property and equipment, net 2,058.5 1,962.5 Intangible assets, net 180.8 174.9 Capital Construction Fund (CCF) 591.6 518.2 Goodwill 327.8 327.8 Other long-term assets 416.9 505.8 Total assets $ 4,292.8 $ 4,330.0 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 39.7 $ 76.9 Other current liabilities 530.9 504.7 Total current liabilities 570.6 581.6 Long-term debt, net of deferred loan fees 398.7 427.7 Other long-term liabilities 933.2 1,023.8 Total long-term liabilities 1,331.9 1,451.5 Total shareholders’ equity 2,390.3 2,296.9 Total liabilities and shareholders’ equity $ 4,292.8 $ 4,330.0 September 30, December 31, 2023 2022

15 Third Quarter 2023 Earnings Conference Call Other Financial Updates • CCF cash balance on 9/30/23 of $591.6 million – Nearly two-thirds of remaining milestone payments to be funded with restricted cash in CCF (1) – Expect to make next milestone payment for new vessels in 2Q24 • Expect 4Q23 tax rate to be ~23% (1) Based on remaining milestone payments on October 30, 2023 of ~$899 million. Excludes any interest income on cash deposits that may be earned in future years.

16 Third Quarter 2023 Earnings Conference Call Closing Thoughts • We expect the consolidated operating income in 4Q23 to be higher than the level achieved in 1Q23 – Normal seasonality trends have returned to our domestic tradelanes and Logistics – Expect continued solid freight demand in our China service with some seasonality in the post-holiday timeframe – Expect CLX and CLX+ freight rates in 4Q23 to be well above pre-pandemic rates • Continue to evaluate return of annual financial outlook with the release of 4Q23 earnings in February

17 Third Quarter 2023 Earnings Conference Call Appendix

18 Third Quarter 2023 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).